                                                           EXHIBIT 10(III)(A)(1)

     FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT BETWEEN ALEXANDER'S, INC.
                               AND BRIAN M. KURTZ

     Amendment agreement, dated as of this the 11th day of December 1996 ("Amendment Date") by and between Alexander's, Inc. and any successor in interest thereto (the "Company") and Brian M. Kurtz (the "Executive").

     WITNESSETH:

     Whereas, the Company and the Executive are parties to an Employment Agreement, dated March 29, 1995 (the "Current Agreement"); and

     Whereas, the Company and the Executive now desire to amend the Current Agreement in accordance with the terms and provisions hereinafter set forth;

     Now, therefore, in consideration of these covenants and agreement set forth herein and in the Current Agreement, and for other good and valuable consideration, the parties hereto hereby agree as follows:

     Effective January 1, 1997.

          1. Salary: Your base salary will be at the rate of $120,000 per annum and shall be paid to you in accordance with the Company's normal payroll practice.

          2. Duties: You shall be required to perform your duties for 104 days per year, reduced from 156 days per year.

          3. Benefits: You will not be entitled to any paid vacation during this extension period.

          4. No other changes: Except for the changes and amendments provided above, the Current Agreement shall remain in full force and effect.

          5. Governing Law: This Amendment Agreement shall be governed by and construed in accordance with, the laws of the State of New York.

                                          Alexander's, Inc.

                                          By:       /s/ JOSEPH MACNOW
                                          --------------------------------------

                                          Title: Vice President, Chief Financial
                                          Officer

                                          --------------------------------------

                                                  /s/ BRIAN M. KURTZ
                                          --------------------------------------
                                                      Brian M. Kurtz

                                       58